EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated March 8, 1996, which appears in the annual report on Form 10-KSB of Infinite Machines Corp. for the year ended December 31, 1995.



                                      /s/ FREED, MAXICK, SACHS & MURPHY, PC
                                      -------------------------------------
                                          FREED, MAXICK, SACHS & MURPHY, PC

June 10, 1996
Buffalo, New York